FORM 8-K

Securities and Exchange Commission

Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 11, 2002

PRINCETON AMERICAN CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	0-5141	22-1848644

(State or other	(Commission File	(IRS Employer

Jurisdiction of	Number)	Identification

Incorporation)		Number)

2222 East Camelback Road, Suite 105, Phoenix, Arizona		85016

(Address of Principal Executive Offices)		(Zip Code)

Registrants Telephone Number, including area code: (602) 522-2444

Item 3. Bankruptcy or Receivership
SIGNATURES

Item 3. Bankruptcy or Receivership

         Princeton American Corporation sets forth below the following material developments in the United States Bankruptcy Court pursuant to the implementation of and operation under its Joint Plan of Reorganization which became effective December 20, 1997:

Notice of Hearing Princeton American Corporation’s Motion for Approval of Plan Implementation Order re Distribution to Nonresponsive Shareholders and Creditors, all of which is set forth in EXHIBIT A which is attached hereto in its entirety and made a part hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 18, 2002

Princeton American Corporation

By: /s/ William C. Taylor

William C. Taylor, Chief Executive Officer

Exhibit A

40 North Central Avenue
Phoenix, Arizona 85004-4429
Facsimile (602) 262-5747
Telephone (602) 262-5311

Bret A. Maidman State Bar No. 011604
Email: bmaidman@lrlaw.com
Henk Taylor State Bar No.: 016321
Email: htaylor@lrlaw.com

Attorneys for Reorganized Debtor Princeton
American Corporation

UNITED STATES BANKRUPTCY COURT

DISTRICT OF ARIZONA

In Re:	)

)

PRINCETON AMERICAN	)

CORPORATION	)

	)	Chapter 11

)

Debtor.	)	Case No. 96-13675 PHX JMM

)

	)	NOTICE OF HEARING

)

EIN: 86-0638840	)	Date:	July 31, 2002

	)	Time:	11:00 a.m.

	)	Place:	11th Floor, Courtroom #1

	)		Phoenix, Arizona

         NOTICE IS GIVEN that a hearing will be held at the United States Bankruptcy Court, 10th Floor, Courtroom 5, 2929 North Central Avenue, Phoenix, Arizona, on July 31, 2002 at 11:00 a.m., to consider and act upon:

Motion for Approval of Plan Implementation Order re Distributions to Nonresponsive Shareholders and Creditors. Pursuant to 11 U.S.C. §§ 105 and 1142(b), the reorganized debtor, Princeton American Corporation, has requested entry of an order approving a proposed procedure for handling distributions to creditors and shareholders that the company has been unable to locate or that have not responded to the company’s inquiries (the “Nonresponsive Claimants”). Specifically, Princeton has requested that the Court:

(1) authorize Princeton to place the monetary and stock distributions due to Nonresponsive Claimants in escrow;

(2) direct Princeton to conduct a national database search for addresses of Nonresponsive Claimants that it has been unable to locate to date;

(3) direct Princeton to send by U.S. Mail a notice of distribution to Nonresponsive Claimants to their last known addresses (as updated per the nationwide database search);

(4) direct that distributions due to nonresponsive creditors who fail to claim their distributions within six months of notice be vested in the company; and

(5) authorize Princeton to remove from its share register the names of any nonresponsive shareholders who do not claim their distributions within six months of notice.

         For further information, consult the motion on file in the office of the Clerk of the United States Bankruptcy Court. Any objection to the motion must be made in writing and filed with the Clerk of the United States Bankruptcy Court, P.O. Box 34151, 2929 N. Central Ave., Phoenix, Arizona 85067-4151, on or before July 24, 2002, and served upon the attorneys for the reorganized debtor:

Bret A. Maidman Henk Taylor, Esq. LEWIS AND ROCA LLP 40 North Central, Suite 1900 Phoenix, Arizona 85004 Attorneys for Princeton American Corporation

DATED: June 11, 2002.

/s/ BAM (#011604) Bret A. Maidman Henk Taylor Attorney for Reorganized Debtor Princeton American Corporation

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